                                                                    EXHIBIT 99.1


MEDIA CONTACT:    Jim Adams, 419-783-8910  rfcmkt@rurban.net
INVESTOR CONTACT: Valda Colbart, 419-784-2759, rfcinv@rurban.net

              RURBAN FINANCIAL CORP. REPORTS THIRD QUARTER EARNINGS

DEFIANCE, Ohio, October 20, 2005 - - Rurban Financial Corp. (Nasdaq: RBNF) today reported third quarter earnings of $492.2 thousand, or $0.11 per diluted share, compared with a net loss of $113.7 thousand, or $0.02 per diluted share, for the second quarter of this year, and with net income of $698.6 thousand, or $0.15 per diluted share, for the third quarter of 2004. The current quarter's favorable comparison with the linked quarter resulted from increased net interest income, a decline in non-interest expense, and a reduction in the loan loss provision as asset quality improvements were again noted. The year-over-year comparison reflects modest revenue growth and improved asset quality offset by higher levels of non-interest expense associated with expansion initiatives. On a year-to-date basis, 2005 net income amounted to $1.0 million, or $0.22 per diluted share, compared with 2004 net income of $2.0 million, or $0.44 per diluted share.

Kenneth A. Joyce, President and Chief Executive Officer, commented, "Once again, improved asset quality has contributed to improved earnings. We are pleased with our success to date in resolving problem assets and continue to gradually reduce our overall exposure. Meanwhile, we are making progress with our expansion plans
- gaining recognition in the Lima market and obtaining shareholder approval from the Exchange Bancshares, Inc. shareholders so that we can move ahead to complete the acquisition, pending regulatory approval.

"Our data processing services continue to drive revenue growth while we work to increase loan demand and prepare for the interest rate environment to stabilize. The modest improvement we have experienced in revenue growth has been overshadowed by costs associated with our recent expansion initiatives. Year-over-year, these higher levels of spending reflect our strong commitment to Rurban's future. Yet, we are pleased to announce that this phase is drawing to a close. Expenses are beginning to moderate, loans are gradually trending upward, and we have an excellent team in place to take advantage of market opportunities."


Earnings: (Three months ended)      September 2005     June 2005   September 2004
------------------------------      --------------     ---------   --------------
                                    (dollars in thousands except per share data)
                                    -------------------------------------------
Diluted EPS                             $  0.11         $ (0.02)       $  0.15
Net interest income                     $ 2,982         $ 2,927        $ 3,154
Provision for loan losses               $  (382)        $   352        $   320
Non-interest income                     $ 4,386         $ 4,419        $ 4,080
Non-interest expense                    $ 7,010         $ 7,245        $ 5,911
Net income                              $   492         $  (114)       $   699

Total revenue for the third quarter of 2005, consisting of net interest income plus non-interest income, was $7.4 million. Excluding gains on the sale of investment securities and of repossessed assets, total revenue increased 1.1% over the prior quarter and 3.3% over the linked year quarter. Net interest income was $3.0 million, an improvement of $55 thousand from the second quarter of 2005, principally as a result of the Lima market expansion; average earning assets rose nearly 6% since the beginning of the year while the net interest margin remained flat at 3.10%. Compared with the prior-year quarter, net interest income declined by $172 thousand as a result of margin compression; the net interest margin narrowed 25 basis points.

Non-interest income has been a bright spot in Rurban's performance. For the third quarter of 2005, non-interest income was $4.4 million; excluding gains on the sale of investment securities and of repossessed assets, non-interest income increased 10.3% from the prior-year quarter. This growth primarily reflected an increase of $267.9 thousand, or 10.4% in data service fees, a $63.9 thousand or 73.1% increase in other income, and a $41.6 thousand or 5.7% improvement in trust fees.

Non-interest expense for the third quarter of 2005 was $7.0 million, a decrease of $234.5 thousand, or 3.2%, from the second quarter of 2005 and an increase of $1.1 million or 18.6%, from the prior-year quarter. The linked quarter comparison reflects a gradual improvement in operating efficiencies throughout the Corporation, despite the $445.8 thousand increase in quarterly operating expense related to the Lima market branch acquisition. The year-over-year comparison, however was impacted by expansion initiatives, with non-interest expenses up 10.7% from the acquisition, integration and staffing of the two Lima branches, costs associated with the pending Exchange acquisition, and the branch market optimization study.

CREDIT QUALITY:                   September 2005   June 2005     September 2004
---------------                   --------------   ---------     --------------
                                            (dollars in thousands)
                                  --------------------------------------------
Net charge-offs/(recoveries)         $     14      $    (58)        $  1,875
Net charge-offs/avg. loans               0.02%        (0.09)%           2.76%
Allowance for loan loss              $  4,814      $  5,210         $  5,369
Allowance for loan loss/loans            1.77%         1.91%            1.97%
Non-performing loans + OREO          $ 14,734      $ 15,734         $ 16,524
Classified Loans:
  Substandard                        $  8,430      $ 11,116         $ 18,637
  Doubtful                              9,056         9,918           13,214
                                     --------      --------         --------
  Total Classified Loans             $ 17,486      $ 21,034         $ 31,851

"Asset quality continues to improve with each passing quarter," commented Mr. Joyce. "Non-performing assets (non-performing loans plus OREO) were $14.7 million at the end of the third quarter of 2005, a decline of $1.0 million from the previous quarter and $1.8 million from the third quarter of 2004. Even greater improvement is evident in the classified loan portfolio," Mr. Joyce added. Classified loans were $17.5 million at September 30, 2005, down $3.5 million from the second quarter of 2005 and $14.4 million from the year-ago period. With the reduction in classified assets, Rurban reduced its allowance for loan losses during the current quarter by the reserve amount that was associated with each of the credits resolved. During the current quarter, Rurban reported net charge-offs of $14 thousand compared with a net recovery of $58 thousand in the second quarter of 2005, and a net charge-off of $1.9 million in the third quarter of 2004. The loan loss reserve now stands at 1.77% of period-end loans.

Stockholders' equity at third quarter-end totaled $50.3 million, equivalent to 11.5% of total assets. The total risk-based capital ratio was 22.5% at period-end, well in excess of the "well-capitalized" regulatory threshold.

"We recently announced the results of the vote by Exchange shareholders to approve this acquisition. We are excited to enter this dynamic suburban area on the outskirts of Toledo. We believe that our brand of community banking will thrive in this more urban market, providing us with access to small businesses as well as retail customers. Both the Lima and the metropolitan Toledo markets are natural extensions of our franchise; we believe they will enhance our already strong position in Northwest Ohio," Joyce concluded.

ABOUT RURBAN FINANCIAL CORP.

Rurban Financial Corp. is a publicly-held financial services holding company based in Defiance, Ohio. Rurban's wholly-owned subsidiaries are The State Bank and Trust Company, Reliance Financial Services, N.A., Rurbanc Data Services, Inc. (RDSI) and RFCBC, Inc. The bank offers a full range of financial services through its 13 offices in Defiance, Paulding, Fulton and Allen Counties. Reliance Financial Services offers a diversified array of trust and financial services to customers throughout the Midwest. RDSI provides data processing services to community banks in Ohio, Michigan, Indiana, Illinois and Missouri. Rurban's common stock is quoted on the Nasdaq National Market under the symbol RBNF. The Company currently has 10,000,000 shares of stock authorized and 4,575,702 shares outstanding. The Company's website is http://www.rurbanfinancial.net

FORWARD-LOOKING STATEMENTS

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, insurance and mortgage industries, competitive factors specific to markets in which Rurban and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events, the loss of key personnel and other factors.

Forward-looking statements speak only as of the date on which they are made, and Rurban undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made. All subsequent written and oral forward-looking statements attributable to Rurban or any person acting on our behalf are qualified by these cautionary statements.

                             RURBAN FINANCIAL CORP.
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                                   (UNAUDITED)


                                                          3RD QTR        2ND QTR     1ST QTR      4TH QTR       3RD QTR
(dollars in thousands except per share data)                2005           2005        2005         2004         2004
---------------------------------------------             -------        -------     -------      -------       -------
EARNINGS
   Net interest income                                   $    2,982        2,927       2,997        3,029        3,154
   Provision for loan loss                               $    (382)          352           0        (529)          320
   Other income                                          $    4,386        4,419       4,411        4,193        4,080
   Revenue (net interest income plus other income)       $    7,368        7,346       7,408        7,222        7,234
   Other expense                                         $    7,010        7,245       6,520        6,560        5,911
   NET INCOME                                            $      492        (114)         638          715          699

PER SHARE DATA
   Basic earnings per share                              $     0.11       (0.02)        0.14         0.16         0.15
   Diluted earnings per share                            $     0.11       (0.02)        0.14         0.16         0.15
   Book value per share                                  $    10.99        11.07       10.90        11.01        10.95
   Tangible book value per share                         $     9.39         9.41       10.31        10.42        10.37
   Cash dividend per share                               $     0.05         0.05        0.05            0            0

PERFORMANCE RATIOS
   Return on average assets                                   0.44%       -0.11%       0.62%        0.69%        0.66%
   Return on average equity                                   3.90%       -0.90%       5.08%        5.69%        5.73%
   Net interest margin (tax equivalent)                       3.10%        3.10%       3.28%        3.24%        3.35%
   Other expense / Average assets                             6.30%        6.91%       6.29%        6.32%        5.58%
   Efficiency Ratio Tax Equivalent - consolidated            94.39%       98.16%      87.66%       90.45%       81.39%
   Efficiency Ratio - bank (non-GAAP)                        85.54%       84.81%      79.83%       81.90%       67.75%
   Other income/Total operating revenue (net
       interest income plus other income)                    59.53%       60.16%      59.54%       58.06%       56.40%

MARKET DATA PER SHARE
   Market value per share -- Period end                  $    12.75        12.90       14.15        13.90        12.88
   Market as a % of book                                       1.16         1.17        1.30         1.26         1.18
   Cash dividend yield                                        1.57%        1.55%       1.41%        0.00%        0.00%
   Common stock dividend payout ratio                        45.45%          N/A      35.71%        0.00%        0.00%
   Period-end common shares outstanding (000)                 4,576        4,571       4,568        4,568        4,568
   Common stock market capitalization ($000)             $   58,340       58,966      64,637       63,495       58,835

CAPITAL & LIQUIDITY
   Equity to assets                                           11.5%        11.2%       12.0%        12.1%        12.0%
   Period-end tangible equity to assets                        9.8%         9.5%       11.4%        11.5%        11.4%
   Tier 1 risk-based capital ratio                            19.0%        18.1%       21.3%        21.8%        20.0%
   Total risk-based capital ratio                             22.5%        19.4%       22.5%        23.1%        21.2%
   Average loans to average deposits                          84.1%        89.5%       93.6%        93.0%        93.1%

ASSET QUALITY
   Net charge-offs / (Recoveries)                        $       14         (58)          99         (60)        1,875
   Net loan charge-offs (Ann.) / Average loans                0.02%      (0.09%)       0.15%      (0.09%)        2.76%
   Non-performing loans (includes 90-days past due)      $     12.5         13.5        15.9         14.4         16.5
   OREOs                                                 $      2.2          2.3         0.8          0.7          0.0
   Classified assets                                     $   20,970       24,638      26,829       30,049       33,487
   90-day past dues                                      $      8.7          9.6        11.3         11.8         10.3
   Non-performing Assets + 90-day past due/
    Total assets - consolidated                               3.42%        3.77%       4.10%        3.71%        4.05%
   Allowance for loan losses/ Total loans                     1.77%        1.91%       1.81%        1.85%        1.97%
   Allowance for loan losses/Non-performing Assets
      (includes 90 days past due)                             32.0%        32.3%       28.4%        31.2%        32.7%

END OF PERIOD BALANCES
   Total loans, net of unearned income                   $  271,409      271,827     266,046      264,481      272,956
   Total assets                                          $  438,582      451,048     414,480      415,349      415,827
   Deposits                                              $  318,492      340,405     284,917      279,624      289,982
   Stockholders' equity                                  $   50,281       50,600      49,777       50,306       50,004
   Full-time equivalent employees                               238          230         229          225          223

AVERAGE BALANCES
   Loans                                                 $  270,985      265,488     264,815      266,079      271,387
   Total earning assets                                  $  396,616      379,601     374,307      375,290      377,308
   Total assets                                          $  444,815      419,522     414,544      415,344      423,419
   Deposits                                              $  322,225      296,714     282,864      286,213      291,616
   Stockholders' equity                                  $   50,441       50,476      50,259       50,256       48,801

RURBAN FINANCIAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED
For The Third Quarter Ended September 30, 2005 and 2004


                                                Third Quarter    Third Quarter   Increase/(Decrease)
                                                                                 ------------------
                                                     2005             2004                $
                                                 -----------      -----------    ------------------
Interest income
     Loans
       Taxable                                   $ 4,187,543      $ 4,071,529      $   116,014
       Tax-exempt                                     17,898           15,282            2,616
     Securities
       Taxable                                     1,095,151          925,549          169,602
       Tax-exempt                                     71,264           39,497           31,767
     Other                                            57,498           11,994           45,504
                                                 -----------      -----------      -----------
        Total interest income                      5,429,354        5,063,851          365,503

Interest expense
     Deposits                                      1,615,308        1,050,918          564,390
     Other borrowings                                 67,162           64,335            2,827
     Retail Repurchase Agreements                     23,874            8,052           15,822
     Federal Home Loan Bank advances                 440,175          495,192          (55,017)
     Trust preferred securities                      300,360          290,855            9,505
                                                 -----------      -----------      -----------
        Total interest expense                     2,446,879        1,909,352          537,527
                                                 -----------      -----------      -----------

NET INTEREST INCOME                                2,982,475        3,154,499         (172,024)

     Provision for loan losses                      (382,000)         319,517          701,517
                                                 -----------      -----------      -----------

NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                  3,364,475        2,834,982          529,493

Noninterest income
     Data service fees                             2,834,357        2,566,485          267,872
     Trust fees                                      767,969          726,417           41,552
     Customer service fees                           526,197          499,528           26,669
     Net gain on sales of loans                       28,895            7,043           21,852
     Net realized gains (losses) on sales of
        available-for-sale securities                 34,050          112,394          (78,344)
     Loan servicing fees                              79,186           91,216          (12,030)
     Gain (loss) on sale of assets                   (36,011)         (10,508)         (25,503)
     Other income                                    151,328           87,432           63,896
                                                 -----------      -----------      -----------
        Total noninterest income                   4,385,971        4,080,007          305,964

Noninterest expense
     Salaries and employee benefits                3,607,270        3,080,476          526,794
     Net occupancy expense                           312,661          235,173           77,488
     Equipment expense                             1,294,686        1,099,129          195,557
     Data processing fees                             99,085           75,702           23,383
     Professional fees                               467,951          512,476          (44,525)
     Marketing expense                               144,954           84,663           60,291
     Printing and office supplies                    115,320           73,506           41,814
     Telephone and communication                     180,261          171,529            8,732
     Postage and delivery expense                     77,979           85,747           (7,768)
     State, local and other taxes                    146,683           (5,493)         152,176
     Employee expense                                225,032          165,510           59,522
     Other expenses                                  338,556          332,110            6,446
                                                 -----------      -----------      -----------
        Total noninterest expense                  7,010,438        5,910,528        1,099,910
                                                 -----------      -----------      -----------

INCOME BEFORE INCOME TAX EXPENSE                     740,008        1,004,461         (264,453)
     Income tax expense                              247,824          305,819          (57,995)
                                                 -----------      -----------      -----------

NET INCOME                                       $   492,184      $   698,642      $  (206,458)
                                                 ===========      ===========      ===========

Earnings per common share:
     Basic                                       $      0.11      $      0.15      $     (0.04)
                                                 ===========      ===========      ===========
     Diluted                                     $      0.11      $      0.15      $     (0.04)
                                                 ===========      ===========      ===========

Average diluted shares outstanding                 4,574,492        4,557,019
                                                 ===========      ===========

RURBAN FINANCIAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED
For The Third Quarter Ended September 30, 2005 and Second Quarter 2005


                                                   Third Quarter      Second Quarter    Increase/(Decrease)
                                                                                        -------------------
                                                        2005                2005                 $
                                                   -------------      --------------    -------------------
Interest income
     Loans
       Taxable                                      $ 4,187,543         $ 3,997,200         $   190,343
       Tax-exempt                                        17,898              14,823               3,075
     Securities
       Taxable                                        1,095,151             984,949             110,202
       Tax-exempt                                        71,264              52,173              19,091
     Other                                               57,498              83,959             (26,461)
                                                    -----------         -----------         -----------
        Total interest income                         5,429,354           5,133,104             296,250

Interest expense
     Deposits                                         1,615,308           1,293,323             321,985
     Other borrowings                                    67,162              66,929                 233
     Retail Repurchase Agreements                        23,874              18,806               5,068
     Federal Home Loan Bank advances                    440,175             554,324            (114,149)
     Trust preferred securities                         300,360             272,402              27,958
                                                    -----------         -----------         -----------
        Total interest expense                        2,446,879           2,205,784             241,095
                                                    -----------         -----------         -----------

NET INTEREST INCOME                                   2,982,475           2,927,320              55,155

     Provision for loan losses                         (382,000)            352,000             734,000
                                                    -----------         -----------         -----------

NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                     3,364,475           2,575,320             789,155

Noninterest income
     Data service fees                                2,834,357           2,872,763             (38,406)
     Trust fees                                         767,969             779,047             (11,078)
     Customer service fees                              526,197             446,286              79,911
     Net gain on sales of loans                          28,895               9,278              19,617
     Net realized gains (losses) on sales of
        available-for-sale securities                    34,050                   0              34,050
     Loan servicing fees                                 79,186              79,297                (111)
     Gain (loss) on sale of assets                      (36,011)             56,034             (92,045)
     Other income                                       151,328             175,981             (24,653)
                                                    -----------         -----------         -----------
        Total noninterest income                      4,385,971           4,418,686             (32,715)

Noninterest expense
     Salaries and employee benefits                   3,607,270           3,501,021             106,249
     Net occupancy expense                              312,661             294,243              18,418
     Equipment expense                                1,294,686           1,283,692              10,994
     Data processing fees                                99,085             113,499             (14,414)
     Professional fees                                  467,951             710,539            (242,588)
     Marketing expense                                  144,954              83,254              61,700
     Printing and office supplies                       115,320             130,591             (15,271)
     Telephone and communication                        180,261             164,134              16,127
     Postage and delivery expense                        77,979              83,975              (5,996)
     State, local and other taxes                       146,683              88,825              57,858
     Employee expense                                   225,032             265,459             (40,427)
     Other expenses                                     338,556             525,708            (187,152)
                                                    -----------         -----------         -----------
        Total noninterest expense                     7,010,438           7,244,940            (234,502)
                                                    -----------         -----------         -----------

INCOME BEFORE INCOME TAX EXPENSE                        740,008            (250,934)            990,942
     Income tax expense                                 247,824            (137,232)            385,056
                                                    -----------         -----------         -----------

NET INCOME                                          $   492,184         $  (113,702)        $   605,886
                                                    ===========         ===========         ===========

Earnings per common share:
     Basic                                          $      0.11         $     (0.02)        $      0.13
                                                    ===========         ===========         ===========
     Diluted                                        $      0.11         $     (0.02)        $      0.13
                                                    ===========         ===========         ===========

Average diluted shares outstanding                    4,574,492           4,569,316
                                                    ===========         ===========

RURBAN FINANCIAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED
For The Nine Months Ended September 30, 2005 and 2004


                                                     Nine Months         Nine Months       Increase/(Decrease)
                                                                                           -------------------
                                                         2005                 2004                   $
                                                    ------------         ------------      --------------------
Interest income
     Loans
       Taxable                                      $ 12,098,708         $ 12,233,058        $   (134,350)
       Tax-exempt                                         48,227               50,508              (2,281)
     Securities
       Taxable                                         3,134,559            2,570,230             564,329
       Tax-exempt                                        165,462              119,990              45,472
     Other                                               159,716               53,059             106,657
                                                    ------------         ------------        ------------
        Total interest income                         15,606,672           15,026,845             579,827

Interest expense
     Deposits                                          4,012,052            3,481,494             530,558
     Other borrowings                                    204,365              297,538             (93,173)
     Retail Repurchase Agreements                         60,328               23,147              37,181
     Federal Home Loan Bank advances                   1,581,052            1,332,752             248,300
     Trust preferred securities                          842,170              843,356              (1,186)
                                                    ------------         ------------        ------------
        Total interest expense                         6,699,967            5,978,287             721,680
                                                    ------------         ------------        ------------

NET INTEREST INCOME                                    8,906,705            9,048,558            (141,853)

     Provision for loan losses                           (30,000)             129,517             159,517
                                                    ------------         ------------        ------------

NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                      8,936,705            8,919,041              17,664

Noninterest income
     Data service fees                                 8,662,825            7,683,585             979,240
     Trust fees                                        2,351,509            2,302,406              49,103
     Customer service fees                             1,409,199            1,518,714            (109,515)
     Net gain on sales of loans                           46,243               27,090              19,153
     Net realized gains (losses) on sales of
        available-for-sale securities                     25,300              236,356            (211,056)
     Loan servicing fees                                 225,326              285,247             (59,921)
     Gain (loss) on sale of assets                       (18,935)              67,823             (86,758)
     Other income                                        513,714              376,685             137,029
                                                    ------------         ------------        ------------
        Total noninterest income                      13,215,181           12,497,906             717,275

Noninterest expense
     Salaries and employee benefits                   10,339,614            9,631,372             708,242
     Net occupancy expense                               897,058              721,878             175,180
     Equipment expense                                 3,831,477            3,158,707             672,770
     Data processing fees                                303,781              284,159              19,622
     Professional fees                                 1,697,020            1,658,423              38,597
     Marketing expense                                   308,925              263,444              45,481
     Printing and office supplies                        397,153              327,145              70,008
     Telephone and communication                         494,198              483,998              10,200
     Postage and delivery expense                        236,006              262,147             (26,141)
     State, local and other taxes                        380,036              409,108             (29,072)
     Employee expense                                    726,561              553,739             172,822
     Other expenses                                    1,163,450            1,010,319             153,131
                                                    ------------         ------------        ------------
        Total noninterest expense                     20,775,279           18,764,439           2,010,840
                                                    ------------         ------------        ------------

INCOME BEFORE INCOME TAX EXPENSE                       1,376,607            2,652,508          (1,275,901)
     Income tax expense                                  359,661              632,801            (273,140)
                                                    ------------         ------------        ------------

NET INCOME                                          $  1,016,946         $  2,019,707        $ (1,002,761)
                                                    ============         ============        ============

Earnings per common share:
     Basic                                          $       0.22         $       0.44        $      (0.22)
                                                    ============         ============        ============
     Diluted                                        $       0.22         $       0.44        $      (0.22)
                                                    ============         ============        ============

Average diluted shares outstanding                     4,584,070            4,570,010
                                                    ============         ============

RURBAN FINANCIAL CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS - UNAUDITED
September 30, 2005, December 31, 2004 and September 30, 2004


                                                                               September           December           September
                                                                                  2005               2004               2004
                                                                             -------------       -------------      -------------
ASSETS
Cash and due from banks                                                      $   8,794,880       $  10,617,766      $  12,111,512
Federal funds sold                                                                      --                  --          4,500,000
                                                                             -------------       -------------      -------------
    Cash and cash equivalents                                                    8,794,880          10,617,766         16,611,512
Interest-earning deposits in other financial institutions                          150,000             150,000            250,000
Available-for-sale securities                                                  119,075,282         108,720,491         95,599,129
Loans held for sale                                                                     --             112,900                 --
Loans, net of unearned income                                                  271,409,384         264,480,789        272,955,578
Allowance for loan losses                                                       (4,813,956)         (4,899,063)        (5,368,515)
Premises and equipment, net                                                      9,614,849           7,740,442          7,530,485
Purchased software                                                               4,120,523           4,564,474          4,747,030
Federal Reserve and Federal Home Loan Bank Stock                                 2,875,400           2,793,000          2,814,100
Foreclosed assets held for sale, net                                             2,227,581             720,000                 --
Accrued interest receivable                                                      2,469,046           1,984,452          2,033,254
Deferred income taxes                                                                   --                  --          2,583,235
Goodwill                                                                         6,092,072           2,144,304          2,144,304
Core deposits and other intangibles                                              1,208,095             542,978            567,992
Cash value of life insurance                                                     9,339,022           9,146,816          9,051,215
Other assets                                                                     6,019,922           6,529,397          4,307,877
                                                                             -------------       -------------      -------------

          Total assets                                                       $ 438,582,100       $ 415,348,746      $ 415,827,196
                                                                             =============       =============      =============


LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
    Deposits
       Demand                                                                $  37,940,995       $  37,831,810      $  36,640,451
       Savings, interest checking and money market                             104,535,697          87,795,630         94,495,084
       Time                                                                    176,014,845         153,996,874        158,846,720
                                                                             -------------       -------------      -------------
          Total deposits                                                       318,491,537         279,624,314        289,982,255
    Notes payable                                                                2,052,794           3,079,656          3,428,574
    Advances from Federal Home Loan Bank                                        34,000,000          56,000,000         56,000,000
    Fed Funds Purchased                                                          2,100,000           7,500,000                 --
    Retail Repurchase Agreements                                                 6,600,152           4,059,151          3,017,151
    Trust preferred securities                                                  20,620,000          10,310,000         10,310,000
    Accrued interest payable                                                     1,171,173             994,114            734,751
    Deferred income taxes                                                          404,334             523,111                 --
    Other liabilities                                                            2,861,352           2,952,605          2,350,706
                                                                             -------------       -------------      -------------

          Total liabilities                                                    388,301,342         365,042,951        365,823,437

Shareholders' Equity
    Common stock:  stated value $2.50 per share;
      shares authorized:  10,000,000; shares issued: 4,575,702;
      shares outstanding:  2005 - 4,575,702, December 31, 2004 -
      4,568,388 and September 30, 2004 - 4,567,968                              11,428,293          11,439,255         11,439,255
    Additional paid-in capital                                                  10,773,550          11,003,642         11,004,876
    Retained earnings                                                           29,275,237          28,943,736         28,229,151
    Accumulated other comprehensive income (loss),
      net of tax of ($616,287) in 2005 and ($413,764) in December 31,
      2004 and ($175,383) in September 30, 2004                                 (1,196,322)           (803,189)          (340,450)
    Unearned ESOP shares                                                                --                  --            (45,539)
    Treasury stock                                                                      --            (277,649)          (283,534)
                                                                             -------------       -------------      -------------

          Total shareholders' equity                                            50,280,758          50,305,795         50,003,759
                                                                             -------------       -------------      -------------

       Total liabilities and shareholders' equity                            $ 438,582,100       $ 415,348,746      $ 415,827,196
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